SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

0-33207	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

1-707	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 12, 2003, Moody's Investors Service (Moody's) issued a statement announcing the downgrade of its ratings of Kansas City Power & Light Company (KCP&L) securities as follows: senior secured debt rating to A2 from A1; senior unsecured debt and issuer rating to A3 from A2; and short term debt ratings to Prime-2 and VMIG 2 from Prime-1 and VMIG 1, respectively. Moody's also downgraded its rating of trust originated preferred securities issued by KCPL Financing I to Baa1 from A3. Moody's further assigned preliminary ratings of A3 for unsecured debt, Baa1 for subordinated debt and Baa1 for trust originated preferred securities guaranteed by KCP&L which may be issued under KCP&L's currently effective $255 million multiple seniority shelf registration statement. The Moody's statement indicated that the rating outlook for KCP&L is stable.

In its statement, Moody's also affirmed its current ratings and rating outlook for Great Plains Energy securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/Jeanie Sell Latz

Jeanie Sell Latz
Executive Vice President-Corporate and Shared Services and Secretary

KANSAS CITY POWER & LIGHT COMPANY

/s/Jeanie Sell Latz

Jeanie Sell Latz
Secretary

Date:  November 13, 2003